SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 26, 2006
PRIVATE BUSINESS, INC.
(Exact name of registrant as specified in its charter)

Tennessee	000-25959	62-1453841
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
9020 Overlook Boulevard, Third Floor, Brentwood, Tennessee 37027
(Address of principal executive offices)
615-221-8400
(Registrant’s telephone number, including area code)
Not Applicable
(Former name, former address and former fiscal year,
if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01. Completion of Acquisition or Disposition of Assets.
KVI Capital
     On August 1, 2005, Private Business, Inc. (the “Company”) acquired all of the equity of KVI Capital, Inc. (“KVI”) for cash consideration of $699,000 and 115,607 shares of common stock. Charles D. Van Sickle and Donald V. Kincaid were the shareholders of KVI. Mr. Van Sickle received the cash consideration in the KVI acquisition, and Mr. Kincaid received the stock consideration in the KVI acquisition. KVI is in the business of providing a “turn-key” leasing solution for financial solutions that want to offer a leasing option to their commercial customers.
Captiva Solutions
     As previously disclosed in the Company’s current report on Form 8-K filed with the SEC on December 13, 2005, Captiva Solutions LLC merged into CSC Acquisition Corporation, a wholly owned subsidiary of the Company. Total Bank Technology Solutions, Inc. and Total Bank Technology, LLC are predecessors to Captiva Solutions, LLC.
Item 3.02. Unregistered Sales of Equity Securities.
     In accordance with the procedure described in its Current Report on Form 8-K filed with the SEC on January 26, 2006, on April 1, 2006, the Company issued 1,012.5 shares of Series A Preferred Stock and warrants to purchase 767,046 shares of Private Business, Inc. Common Stock at an exercise price of $1.32 per share to Lightyear PBI Holdings, LLC (“Lightyear”). These shares and warrants were issued in lieu of $500,000 in cash dividends that became due on the Series A Preferred Stock on January 1, 2006 and $512,000 in cash dividends that became due on the Series A Preferred Stock on April 1, 2006. The shares and warrants were issued without registration under the Securities Act of 1933, as amended (the “Securities Act”), in reliance on the private offering exemption provided by Section 4(2) thereof. In relying on the exemption from registration provided by Section 4(2), the Company relied on representations from Lightyear that it was an accredited investor as defined under Rule 501(a) of Regulation D under the Securities Act; that Lightyear was acquiring the securities for investment purposes and not with a view to distribution; and that the securities would bear a legend restricting their further transfer or sale until they have been registered under the Securities Act or an exemption from registration thereunder is available.
Item 8.01. Other Events.
     As previously disclosed in the Company’s current report on Form 8-K filed with the SEC on February 2, 2006, the Company entered into an Employment, Severance, and Non-Competition Agreement with Paul McCulloch, dated January 31, 2006, pursuant to which Mr. McCulloch is employed by the Company as the Executive Vice President and President of the Company’s Goldleaf Technologies subsidiary. The employment agreement is attached hereto as Exhibit 10.1 and incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.
     On February 2, 2006, the Company filed a Current Report on Form 8-K in connection with its acquisition of Goldleaf Technologies, Inc. (“Goldleaf”) on January 31, 2006. Pursuant to Item 9.01 (a) and (b) of Form 8-K, the Company indicated that it would file any required financial information on a subsequent date. This Current Report on Form 8-K is filed to satisfy that requirement.

(a)    Financial Statements of Businesses Acquired
     The audited financial statements of KVI Capital, Inc. for the four months ended July 31, 2005 are attached hereto as Exhibit 99.1 and incorporated herein by reference.
     The audited financial statements for Total Bank Technology Solutions, Inc. for the year ended December 31, 2003 and Total Bank Technology, LLC for the year ended December 31, 2004 are attached hereto as Exhibits 99.2 and 99.3, respectively, and are incorporated herein by reference.
     The financial statements of Goldleaf as required by Rule 3-05(b) of Regulation S-X are attached hereto as Exhibit 99.4 and incorporated herein by reference.
(b)    Unaudited Pro Forma Financial Information
     Unaudited Pro forma financial information giving effect to the acquisition of KVI Capital, Inc., Captiva Solutions, LLC, and Goldleaf by the Company and, separately giving effect to the acquisition of KVI Capital, Inc. and Captiva Solutions, LLC by the Company, presented in accordance with Article 11 of Regulation S-X, are attached hereto as Exhibits 99.5 and 99.6, respectively, and are incorporated herein by reference.
(d)    Exhibits

Number	Exhibit

10.1	Employment, Severance and Non-Competition Agreement between the Company and Paul McCulloch, effective January 31, 2006.

23.1	Consent of Grant Thornton, LLP.

23.2	Consent of Grant Thornton, LLP.

23.3	Consent of Stockman Kast Ryan & Co., LLP.

99.1	Audited financial statements of KVI Capital, Inc. for the four months ended July 31, 2005.

99.2	Audited financial statements of Total Bank Technology, LLC for the year ended December 31, 2003.

99.3	Audited financial statements of Total Bank Technology, LLC for the year ended December 31, 2004.

99.4	Audited financial statements of Goldleaf Technologies, Inc. for the years ended December 31, 2003, December 31 2004, and December 31, 2005.

99.5	Unaudited Pro forma financial information giving effect to the acquisition of KVI Capital, Inc., Captiva Solutions, LLC, and Goldleaf Technologies, Inc. by the Company.

99.6	Unaudited Pro forma financial information giving effect to the acquisition of KVI Capital, Inc. and Captiva Solutions, LLC by the Company.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PRIVATE BUSINESS, INC.
By:	/s/ Michael Berman
	Name:	Michael Berman
	Title:	General Counsel and Secretary

Date: April 26, 2006